EXHIBIT 99.1

EXECUTION VERSION

COCA-COLA ENTERPRISES INC.
(a Delaware corporation)

$450,000,000 Floating Rate Notes due 2009

TERMS AGREEMENT

July 31, 2007

TO: COCA-COLA ENTERPRISES INC.
2500 Windy Ridge Parkway
Atlanta, Georgia 30339

RE:           Underwriting Agreement dated July 31, 2007.

Title of Senior Debt Securities:	Floating Rate Notes due 2009 (the “Notes”)
Principal amount to be issued:	$450,000,000
Current ratings:	A3 (Moody’s) / A (S&P) / A (Fitch)
Interest Rate:	3 month LIBOR + 10 bps
Interest payment dates:	each February 3, May 3, August 3 and November 3, commencing November 3, 2007.
Date of maturity	August 3, 2009.
Redemption provisions:	None.
Sinking fund requirements:	None.
Delayed Delivery Contracts:	Not authorized.
Public offering price:	100%, plus accrued interest, if any, from August 3, 2007.
Purchase price:	99.80%, plus accrued interest, if any, from August 3, 2007 (payable in next day funds).
Applicable Time:	5 p.m. on July 31, 2007.

Closing date and location with respect to registered Securities: August 3, 2007 at 9 a.m. New York City time, at the offices of Cleary Gottlieb Steen & Hamilton LLP, One Liberty Plaza, New York, NY, 10006.

Notice to the Underwriters pursuant to Section 11 of the Underwriting Agreement shall be given to: Banc of America Securities LLC, 40 West 57th Street, NY1-040-27-03, New York, New York 10019, Attn: High Grade Transaction Management, Fax: (704) 264-2522.

Place of delivery of Notes: New York, New York.

Additional Representations of the Company:  To the list of representations of the Company included in Section 1 is added the following:

(l) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA; and the Company, its subsidiaries and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintain policies and procedures designed to ensure, and which are reasonably expected to continue to ensure, continued compliance therewith.

(m) The operations of the Company and its subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements and the money laundering statutes and the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its subsidiaries with respect to the Money Laundering Laws is pending or, to the best knowledge of the Company, threatened.

(n) Neither the Company nor any of its subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its subsidiaries is currently subject to any sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

(o) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus Supplement, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

Additional opinions to be received from the General Counsel of the Company: to the list of opinions to be received from the General Counsel of the Company pursuant to Section 4(b)(1) is added:

(xi) The Company is not and, after giving effect to the offering and sale of the Securities and the application of the proceeds thereof as described in the Disclosure Package and the Final Prospectus Supplement, will not be an “investment company” as defined in the Investment Company Act of 1940, as amended.

Each Underwriter severally agrees, subject to the terms and provisions of the above referenced Underwriting Agreement, which is incorporated herein in its entirety and made a part hereof, to purchase the principal amount of Notes set forth opposite its name.

Name	Principal Amount Notes
Banc of America Securities LLC	$120,000,000
Citigroup Global Markets Inc.	$120,000,000
J.P. Morgan Securities Inc.	$120,000,000
Loop Capital Markets, LLC	$30,000,000
Wachovia Capital Markets, LLC	$30,000,000
The Williams Capital Group, L.P.	$30,000,000

BANC OF AMERICA SECURITIES LLC By: /S/ JOSEPH A. CROWLEY Name: JOSEPH A. CROWLEY Title: VICE PRESIDENT
J.P. MORGAN SECURITIES INC. By: /S/ STEPHEN L. SHEINER Name: STEPHEN L. SHEINER Title: VICE PRESIDENT
CITIGROUP GLOBAL MARKETS INC. By: /S/ BRIAN BEDNARSKI Name: BRIAN BEDNARSKI Title: DIRECTOR
Acting on behalf of themselves and the other named Underwriters
Accepted: COCA-COLA ENTERPRISES INC. By: /S/ JOYCE KING-LAVINDER Name: JOYCE KING-LAVINDER Title: VICE PRESIDENT AND TREASURER

SCHEDULE I

a. Issuer Free Writing Prospectuses

Final term sheet, dated July 31, 2007, a copy of which is attached hereto.

b. Free Writing Prospectuses

None.

$450,000,000

COCA-COLA ENTERPRISES INC.

Floating Rate Notes due 2009

TERM SHEET

Issuer:	Coca-Cola Enterprises Inc.
Issue Ratings:	A3 (Moody’s) / A (S&P) / A (Fitch)
Size:	$450,000,000
Security Type:	SEC Registered Senior Unsecured Notes
Maturity:	August 3, 2009
Public Offering Price:	100.000%
Interest Rate Basis:	LIBOR
Index Maturity:	Three Months
Spread:	Plus 10 bps
Interest Payment Dates:	Each February 3, May 3, August 3 and November 3, commencing November 3, 2007
Interest Reset Dates:	Each February 3, May 3, August 3 and November 3, commencing November 3, 2007
Interest Determination Dates:	Two London Business Days preceding each Interest Reset Date
First Coupon:	November 3, 2007
Settlement:	T+3 (August 3, 2007)
Day Count:	Actual/360
CUSIP:	191219BQ6
Joint Bookrunning Managers:	Banc of America Securities LLC Citigroup Global Markets Inc. J.P. Morgan Securities Inc.
Co-Managers:	Loop Capital Markets, LLC Wachovia Capital Markets, LLC The Williams Capital Group, L.P.

Note: A securities rating is not a recommendation to buy, sell, or hold securities and may be subject to revision or withdrawal at any time.

The offer and sale of the Securities to which this final term sheet relate have been registered by Coca-Cola Enterprises Inc. by means of a registration statement on Form S-3 (SEC File No.333-144967). The issuer has filed a registration statement (including a prospectus) with the Securities and Exchange Commission for the offering to which this communication relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the Securities and Exchange Commission for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the Securities and Exchange Commission’s website at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus if you request it by calling Banc of America Securities LLC toll-free at 1-800-294-1322, Citigroup Global Markets Inc. toll-free at 1-877-858-5407 or J.P. Morgan Securities Inc. collect at 212-834-4533.